UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

Perfumania Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-19714	65-0977964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Sawgrass Drive, Suite 2

Bellport, NY 11713

(Address of Principal Executive Offices)(Zip Code)

(631) 866-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 23, 2009, Perfumania Holdings, Inc. (the “Company”) received a notice from The NASDAQ Stock Market (“NASDAQ”) advising that, because we did not file our Form 10-Q for the fiscal quarter ended May 2, 2009 by the due date, we are not in compliance with Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the Securities and Exchange Commission. The NASDAQ notice provided us 60 calendar days to submit a plan to regain compliance.

We are working to file the Form 10-Q as soon as possible, and will submit a plan to regain compliance to NASDAQ if necessary. If we submit such a plan, NASDAQ may allow us until November 12, 2009 to regain compliance.

The NASDAQ notice has no effect on the listing of our common stock at this time.

The Company’s June 29, 2009 press release describing the NASDAQ notice is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Exhibit Index
99.1	Press Release issued by the Company on June 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.

Date: June 29, 2009	By:	/s/ Donna Dellomo
Donna Dellomo
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by the Company on June 29, 2009.

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